UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012

BCM Energy Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53176	47-0948014
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5005 Riverway, Suite 350, Houston, TX	77056
(Address of Principal Executive Offices)	(Zip Code)

713-623-2003

(Registrant’s telephone number, including area code)

301 St. Charles, Floor 3, New Orleans, LA 70130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On October 23, 2012, BCM Energy Partners, Inc. (the “Registrant”) dismissed Anton & Chia, LLP (“Anton & Chia”) as its independent registered public accounting firm. The decision was approved by the Registrant’s Board of Directors.

The reports of Anton & Chia on the Registrant’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to the Registrant’s ability to continue as a going concern. During the Registrant’s fiscal years ended December 31, 2010 and 2009, and the subsequent periods through the date of this Current Report on Form 8-K, there were (i) no disagreements with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Anton & Chia with a copy of the disclosures made in this Current Report on Form 8-K and requested that Anton & Chia furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Anton & Chia is attached as Exhibit 16.1 hereto.

(b) On October 24, 2012, the Registrant engaged Marcum, LLP (“Marcum”) as the Registrant’s new independent registered public accounting firm. The appointment of Marcum was approved by the Registrant’s Board of Directors. During the Registrant’s fiscal years ended December 31, 2010 and 2009 and the subsequent periods through the date of this Current Report on Form 8-K, the Registrant did not consult Marcum regarding the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	16.1	Letter from Anton & Chia, LLP dated November 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BCM ENERGY PARTNERS, INC.
By	/s/ David M. Beach
Name:	David M. Beach
Title:	President, Chief Executive Officer and Chief Financial Officer

Date: November 26, 2012